FEDERATED MDT MID CAP GROWTH FUND
A Portfolio of Federated MDT Series

Class A Shares
Class C Shares
Institutional Shares

Supplement to Prospectus dated September 30, 2009

A special meeting of the shareholders of Federated MDT Mid Cap Growth Fund will be held at 4000 Ericsson Drive, at 2:00 p.m. (Eastern time), on April 9, 2010, for the following purpose:

1.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Mid Cap Growth Strategies Fund (“Acquiring Fund”), a portfolio of Federated Equity Funds, would acquire all of the assets of Federated MDT Mid Cap Growth Fund (“Acquired Fund”) in exchange for Class A Shares, Class C Shares and Institutional Shares of Acquiring Fund to be distributed pro rata by Acquired Fund in complete liquidation and termination of Acquired Fund. As a result of the reorganization, shareholders of the Acquired Fund will receive shares of the corresponding share class of the Acquiring Fund.

January 15, 2010